Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Daily Target 2X Long SpaceX ETF (SPCU)

Defiance Daily Target 2X Short SpaceX ETF (SPCQ)

(each a “Fund,” collectively, the “Funds”)

listed on CBOE BZX Exchange, Inc.

June 16, 2026

Supplement to the Prospectus and Statement of Additional Information (SAI),

each dated June 5, 2026, and each Summary Prospectus,

as previously supplemented

Effective June 18, 2026, each Fund’s name is changed in accordance with the following chart. Accordingly, all references to each Fund’s name in its respective Summary Prospectus, Prospectus and SAI are hereby amended and restated to reflect the Fund’s new name.

Current Name	New Name
Defiance Daily Target 2X Long SpaceX ETF	Defiance Daily Target 2X Long SPCX ETF
Defiance Daily Target 2X Short SpaceX ETF	Defiance Daily Target 2X Short SPCX ETF

Please retain this Supplement for future reference.